Exhibit 99.1

M-tron Industries, Inc. Reports Third Quarter 2025 Results

•	Revenues were $14.2 million for the three months ended September 30, 2025
•	Gross margin was 44.3% for the three months ended September 30, 2025
•	Net income per diluted share was $0.63 for the three months ended September 30, 2025
•	Backlog was $58.8 million as of September 30, 2025

ORLANDO, Florida (November 12, 2025) — M-tron Industries, Inc. (NYSE American: MPTI) ("Mtron" or the "Company"), a U.S.-based designer and manufacturer of highly-engineered electronic components and solutions for the aerospace and defense, avionics, and space industries, announced strong financial results for the three and nine months ended September 30, 2025.

"The third quarter delivered 7.2% revenue growth year-over-year," said Cameron Pforr, Interim Chief Executive Officer. "While gross margin remains below last year's peak, this marks two consecutive quarters of sequential improvement. These gains validate our operational initiatives with our partners, customers, and product teams, positioning us to strengthen profitability amid a dynamic market."

	Three Months Ended September 30,			Nine Months Ended September 30,
(in thousands, except share data)	2025	2024	% Change	2025	2024	% Change
U.S. GAAP Financial Measures
Revenues	$14,170	$13,214	7.2%	$40,184	$36,207	11.0%
Gross margin	44.3%	47.8%	-7.2%	43.5%	45.8%	-5.1%
Net income	$1,832	$2,267	-19.2%	$5,022	$5,497	-8.6%
Net income per diluted share	$0.63	$0.81	-22.2%	$1.72	$1.97	-12.7%

Non-GAAP Financial Measures (a)
Adjusted EBITDA	$3,176	$3,300	-3.8%	$8,097	$8,085	0.1%
(a)	A reconciliation of non-GAAP financial measures to the most comparable GAAP measure is provided at the end of this press release.

Results from Operations

Third Quarter 2025

Revenue was $14.2 million for the three months ended September 30, 2025 compared with $13.2 million for the three months ended September 30, 2024. The increase was primarily due to strong growth in avionics, space, and industrials product shipments.

Gross margin was 44.3% for the three months ended September 30, 2025 compared with 47.8% for the three months ended September 30, 2024. The decrease was primarily due to product mix and higher tariff-related costs.

Net income was $1.8 million, or $0.63 per diluted share, for the three months ended September 30, 2025 compared with $2.3 million, or $0.81 per diluted share, for the three months ended September 30, 2024. The decrease was primarily due to the following:

•	the decrease in gross margin discussed above;
•

higher engineering, selling and administrative expenses driven by higher research and development investment, higher sales commissions consistent with the increase in revenues, higher stock-based compensation, and an increase in administrative and corporate expenses consistent with the overall growth in the business; and

•	higher income taxes driven by a one-time adjustment to reverse a deferred tax asset associated with capitalized research and development costs to reflect recent charges in the U.S. tax code.

Adjusted EBITDA was $3.2 million for the three months ended September 30, 2025 compared with $3.3 million for the three months ended September 30, 2024. The slight decrease was primarily due to lower gross margins, higher engineering, selling and administrative expenses discussed above, and higher interest income partially offset by higher stock-based compensation.

Fiscal Year to Date 2025

Revenue was $40.2 million for the nine months ended September 30, 2025 compared with $36.2 million for the nine months ended September 30, 2024. The 11.0% increase was primarily due to continued strong defense program product and solution shipments and a recent uptick in avionics production, solid improvement in industrials shipments.

Gross margin was 43.5% for the nine months ended September 30, 2025 compared with 45.8% for the nine months ended September 30, 2024. The decrease was primarily due to product mix and higher tariff-related costs partially offset by higher revenues.

Net income was $5.0 million, or $1.72 per diluted share, for the nine months ended September 30, 2025 compared with $5.5 million, or $1.97 per diluted share, for the nine months ended September 30, 2024. The decrease was primarily due to the following:

•	the decrease in gross margin discussed above;
•

higher engineering, selling and administrative expenses driven by higher research and development investment, higher sales commissions consistent with the increase in revenues, higher stock-based compensation, and an increase in administrative and corporate expenses to support the growth in revenues; and

•	higher income taxes driven by a one-time adjustment to reverse a deferred tax asset associated with capitalized research and development costs to reflect recent charges in the U.S. tax code.

Adjusted EBITDA was $8.1 million for the nine months ended September 30, 2025 compared with $8.1 million for the nine months ended September 30, 2024.

Backlog

Backlog was $58.8 million as of September 30, 2025, an increase of 47.9% from $39.8 million as of September 30, 2024 and 24.5% from $47.2 million as of December 31, 2024. The increase in backlog from December 31, 2024 reflects robust demand across aerospace and defense programs, new program launches, and a recent surge in avionics and space orders.

Earnings Call

Management, including Mr. Pforr, will host a conference call with the investment community on Thursday November 13, 2025, to discuss the Company's third quarter 2025 results and to respond to investor questions.

The call will begin at 10:30 a.m. Eastern Time (U.S. and Canada) on Thursday November 13, 2025, and can be accessed using the dial-in details below:

Toll-Free Dial-in Number:	(800) 715-9871
Toll Dial-in Number:	+1 (646) 307-1963
Conference ID:	5302531

An archive will be available after the call on the Investor Relations section of Mtron's website at ir.mtron.com, along with Mtron's earnings release.

Warrants

As announced on October 23, 2025, Mtron's warrants are exercisable through Thursday December 11, 2025 and contain the following terms:

•	Five (5) Warrants required to purchase one (1) share of Common Stock;
•	Common Stock can be purchased at an exercise price of $47.50 per share;
•

Over-subscription privilege available to Warrant holders who exercise their Warrants in full, whereby such Warrant holder subscribes for any or all of the shares issuable pursuant to any unexercised Warrants on the terms and subject to the conditions set forth in the Warrant Agreement; and

•	No fractional shares will be issued.

All exercise notices and payments (including with respect to any exercise of a Warrant holder's over-subscription privilege) must be received by Computershare Trust Company, N.A. no later than 5:00 p.m. on Thursday December 11, 2025. Holders in street name should contact their broker, bank, or other intermediary for information on how to exercise warrants (including pursuant to any exercise of the over-subscription privilege).

For further details, Warrant holders are encouraged to review the Warrant Agreement, the FAQ on our website at ir.mtron.com/financials/2025-Warrants/2025-Warrant-FAQ, or contact ir@mtron.com. The information contained on, or that can be accessed through, our website is not part of this press release or any filing with the Securities and Exchange Commission; we have included this website address solely as an inactive textual reference.

About Mtron

M-tron Industries, Inc. (NYSE American: MPTI) designs, manufactures, and markets highly engineered, high reliability frequency and spectrum control products and solutions. As an engineering-centric company, Mtron provides close support to its customers throughout our products' entire life cycle, including product design, prototyping, production, and subsequent product upgrades. Mtron has design and manufacturing facilities in Orlando, Florida, and Yankton, South Dakota, a sales office in Hong Kong, and a manufacturing facility in Noida, India. For more information, visit www.mtron.com.

Cautionary Note Concerning Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the uncertain financial impact of COVID-19 and the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words "believe," "expect," "anticipate," "should," "plan," "will," "may," "could," "intend," "estimate," "predict," "potential," "continue" or the negative of these terms and similar expressions, as they relate to Mtron, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by Mtron with the Securities and Exchange Commission ("SEC"), including those risks set forth under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K as filed with the SEC on March 27, 2025. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. Mtron undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

###

Contact:

M-tron Industries, Inc. Investor Relations

ir@mtron.com

Cameron Pforr

Interim Chief Executive Officer

M-tron Industries, Inc.

Quarterly Summary

(Unaudited)

	2022				2023				2024				2025
(in thousands)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Revenues	$7,691	$7,064	$8,417	$8,673	$9,367	$10,140	$10,888	$10,773	$11,185	$11,808	$13,214	$12,805	$12,732	$13,282	$14,170
Y/Y					21.8%	43.5%	29.4%	24.2%	19.4%	16.4%	21.4%	18.9%	13.8%	12.5%	7.2%

Gross margin	37.3%	37.5%	32.4%	35.7%	34.1%	41.6%	42.8%	43.6%	42.7%	46.6%	47.8%	47.2%	42.5%	43.6%	44.3%
Y/Y					-8.6%	10.9%	32.1%	22.1%	25.2%	12.0%	11.6%	8.3%	-0.5%	-6.4%	-7.2%

Net income (a)	$619	$486	$503	$190	$553	$1,277	$1,586	$73	$1,486	$1,744	$2,267	$2,139	$1,630	$1,560	$1,832
Y/Y					-10.7%	162.8%	215.3%	-61.6%	168.7%	36.6%	42.9%	2,830.1%	9.7%	-10.6%	-19.2%

Adjusted EBITDA (b)	$1,177	$841	$876	$1,114	$1,028	$1,931	$2,336	$2,397	$2,262	$2,523	$3,300	$3,056	$2,502	$2,419	$3,176
Y/Y					-12.7%	129.6%	166.7%	115.2%	120.0%	30.7%	41.3%	27.5%	10.6%	-4.1%	-3.8%
(a)	Q1 2022 - Q3 2022 do not include any public company costs as these periods were pre-IPO.
(b)	A reconciliation of non-GAAP financial measures to the most comparable GAAP measure is provided at the end of this press release.

M-tron Industries, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share data)	2025	2024	2025	2024
Revenues	$14,170	$13,214	$40,184	$36,207
Costs and expenses:
Manufacturing cost of sales	7,891	6,904	22,707	19,617
Engineering, selling and administrative	3,729	3,389	11,070	9,773
Total costs and expenses	11,620	10,293	33,777	29,390
Operating income	2,550	2,921	6,407	6,817
Other income:
Interest income, net	143	63	378	139
Other income, net	70	24	87	61
Total other income, net	213	87	465	200
Income before income taxes	2,763	3,008	6,872	7,017
Income tax expense	931	741	1,850	1,520
Net income	$1,832	$2,267	$5,022	$5,497

Income per common share:
Basic	$0.64	$0.82	$1.76	$2.01
Diluted	$0.63	$0.81	$1.72	$1.97

Weighted average shares outstanding:
Basic	2,860,353	2,751,924	2,850,270	2,729,803
Diluted	2,916,207	2,800,820	2,916,890	2,788,046

M-tron Industries, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

(in thousands)	September 30, 2025	December 31, 2024
Assets:
Current assets:
Cash and cash equivalents	$18,329	$12,641
Accounts receivable, net of reserves of $189 and $182, respectively	6,228	6,842
Inventories, net	9,275	9,509
Prepaid expenses and other current assets	1,081	760
Total current assets	34,913	29,752
Property, plant and equipment, net	6,466	5,061
Right-of-use lease asset	252	9
Intangible assets, net	40	40
Deferred income tax asset	557	1,623
Other assets	4	3
Total assets	$42,232	$36,488

Liabilities:
Total current liabilities	5,062	5,216
Non-current liabilities	159	—
Total liabilities	5,221	5,216

Total stockholders' equity	37,011	31,272
Total liabilities and stockholders' equity	$42,232	$36,488

Non-GAAP Financial Measures

Throughout this press release, including the results from operations, the Company presents its financial condition and results of operations in the way it believes will be most meaningful and representative of its business results. Some of the measurements the Company uses are "Non-GAAP financial measures" under SEC rules and regulations. The non-GAAP financial measures the Company presents are listed below and may not be comparable to similarly-named measures reported by other companies. the reconciliations of such measures to the most comparable GAAP measures in accordance with Regulation G are included within the relevant tables attached to this press release. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with GAAP.

The Company uses the following operating performance measure because the Company believes it provides both management and investors with a more complete understanding of the underlying operational results and trends and our marketplace performance

Adjusted EBITDA is derived by excluding the items set forth below from Income before income taxes. Excluded items include the following:

•	Interest income
•	Interest expense
•	Depreciation
•	Amortization
•	Non-cash stock-based compensation
•	Other discrete items that might have a significant impact on comparable GAAP measures and could distort the evaluation of our normal operating performance

Reconciliation of GAAP Income Before Income Taxes to Non-GAAP Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share data)	2025	2024	2025	2024
Income before income taxes	$2,763	$3,008	$6,872	$7,017
Adjustments:
Interest income	(143)	(63)	(378)	(139)
Depreciation	280	278	800	717
Amortization	—	—	—	5
Total adjustments	137	215	422	583
EBITDA	2,900	3,223	7,294	7,600
Non-cash stock compensation	276	77	803	485
Adjusted EBITDA	$3,176	$3,300	$8,097	$8,085

The following table is a reconciliation of Income before income taxes to Adjusted EBITDA:

	2022				2023				2024				2025
(in thousands)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Revenues	$7,691	$7,064	$8,417	$8,673	$9,367	$10,140	$10,888	$10,773	$11,185	$11,808	$13,214	$12,805	$12,732	$13,282	$14,170

Income before income taxes	$794	$592	$614	$595	$719	$1,582	$2,046	$53	$1,863	$2,146	$3,008	$2,758	$2,114	$1,995	$2,763
Adjustments:
Interest expense (income)	3	2	1	5	2	5	(1)	(13)	(32)	(44)	(63)	(104)	(111)	(124)	(143)
Depreciation	148	165	173	185	195	190	192	220	219	220	278	251	250	270	280
Amortization	13	14	13	14	13	14	13	13	5	—	—	—	—	—	—
Total adjustments	164	181	187	204	210	209	204	220	192	176	215	147	139	146	137
EBITDA	958	773	801	799	929	1,791	2,250	273	2,055	2,322	3,223	2,905	2,253	2,141	2,900
Non-cash stock compensation	219	68	75	96	71	140	86	2,124	207	201	77	151	249	278	276
Excess Spin-off costs	—	—	—	219	28	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$1,177	$841	$876	$1,114	$1,028	$1,931	$2,336	$2,397	$2,262	$2,523	$3,300	$3,056	$2,502	$2,419	$3,176

Adjusted EBITDA margin	15.3%	11.9%	10.4%	12.8%	11.0%	19.0%	21.5%	22.3%	20.2%	21.4%	25.0%	23.9%	19.7%	18.2%	22.4%